UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM N-Q
QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number 811-21852
RIVERSOURCE SERIES TRUST
(Exact name of registrant as specified in charter)
50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474
(Address of principal executive offices) (Zip code)
Scott R. Plummer - 5228 Ameriprise Financial Center, Minneapolis, MN 55474
(Name and address of agent for service)
Registrant’s telephone number, including area code: (612) 671-1947
Date of fiscal year end: August 31
Date of reporting period: November 30, 2010

Item 1. Schedule of Investments

Portfolio of Investments
Columbia Marsico Flexible Capital Fund
Nov. 30, 2010 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in Securities
Common Stocks (70.3%)

Issuer	Shares		Value(a)
Aerospace & Defense (1.8%)
BE Aerospace, Inc.	5,267	(b)	$186,979

Auto Components (2.2%)
BorgWarner, Inc.	3,646	(b)	220,000

Capital Markets (3.2%)
KBW, Inc.	4,664		108,298
The Goldman Sachs Group, Inc.	1,371		214,068

Total			322,366

Chemicals (5.2%)
Monsanto Co.	3,537		211,937
Novozymes A/S, Series B	940	(c)	122,700
PPG Industries, Inc.	2,525		196,849

Total			531,486

Commercial Banks (6.5%)
PNC Financial Services Group, Inc.	4,267		229,778
U.S. Bancorp	18,607		442,474

Total			672,252

Commercial Services & Supplies (1.7%)
Edenred	7,850	(b,c)	174,631

Computers & Peripherals (2.5%)
Apple, Inc.	831	(b)	258,566

Containers & Packaging (1.8%)
Owens-Illinois, Inc.	6,887	(b)	185,123

Diversified Consumer Services (2.0%)
Anhanguera Educacional Participacoes SA Unit	8,600	(c)	199,561

Electrical Equipment (3.7%)
Sensata Technologies Holding NV	13,343	(b,c)	370,935

Energy Equipment & Services (2.1%)
Seadrill Ltd.	6,720	(c)	208,925

Food Products (2.8%)
Mead Johnson Nutrition Co.	4,710		280,575

Health Care Equipment & Supplies (1.8%)
Intuitive Surgical, Inc.	697	(b)	181,422

Health Care Providers & Services (1.7%)
Odontoprev SA	11,600	(c)	171,872

Hotels, Restaurants & Leisure (0.2%)
Betfair Group PLC	1,150	(b,c)	23,250

Issuer	Shares		Value(a)
Insurance (1.4%)
Ping An Insurance Group Co. of China Ltd., Series H	12,500	(c)	143,644

Internet & Catalog Retail (1.5%)
MakeMyTrip Ltd.	2,295	(b,c)	65,224
priceline.com, Inc.	219	(b)	86,297

Total			151,521

Internet Software & Services (1.0%)
Baidu, Inc., ADR	969	(b,c)	101,929

Machinery (2.4%)
Eaton Corp.	2,519		242,832

Media (2.8%)
DIRECTV, Class A	2,382	(b)	98,924
Discovery Communications, Inc., Class A	4,487	(b)	182,980

Total			281,904

Metals & Mining (2.9%)
Freeport-McMoRan Copper & Gold, Inc.	2,885		292,308

Multiline Retail (0.6%)
Nordstrom, Inc.	1,344		57,523

Oil, Gas & Consumable Fuels (5.0%)
Amyris, Inc.	3,425	(b)	70,487
Anadarko Petroleum Corp.	3,689		236,686
OGX Petroleo e Gas Participacoes SA	17,400	(b,c)	201,983

Total			509,156

Real Estate Management & Development (2.5%)
Ascendas India Trust	99,000	(c)	72,346
Hang Lung Properties Ltd.	22,000	(c)	102,145
LPS Brasil Consultoria de Imoveis SA	3,300	(c)	76,518

Total			251,009

Software (4.2%)
Informatica Corp.	8,342	(b)	344,358
Nuance Communications, Inc.	4,759	(b)	84,115

Total			428,473

Specialty Retail (4.3%)
Rue21, Inc.	4,751	(b)	142,578
TJX Companies, Inc.	6,455		294,412

Total			436,990

Thrifts & Mortgage Finance (2.5%)
First Niagara Financial Group, Inc.	20,728		256,716

Total Common Stocks (Cost: $6,757,883)			$7,141,948

Preferred Stocks (7.0%)

Issuer	Shares	Value(a)
Automotive (2.1%)
General Motors Co.
4.750% Convertible	4,204	$213,143

Banking (4.9%)
Citigroup, Inc.
7.500% Convertible	1,052	131,500

Issuer	Shares	Value(a)
Countrywide Capital V
7.000%	7,200	166,104
Fifth Third Capital Trust VI
7.250%	7,914	196,742

Total		494,346

Total Preferred Stocks (Cost: $711,879)		$707,489

Bonds (3.3%)

	Coupon	Principal
Issuer	rate	amount	Value(a)
Health Care (1.2%)
HCA, Inc.
Secured
11-15-16	9.250%	$115,000	$123,050
REITS (2.1%)
CB Richard Ellis Services, Inc.
06-15-17	11.625	187,000	216,686

Total Bonds (Cost: $341,439)			$339,736

Money Market Fund (19.4%)

	Shares		Value(a)
Money Market Fund
Columbia Short-Term Cash Fund, 0.229%	1,970,193	(d)	$1,970,193

Total Money Market Fund (Cost: $1,970,193)			$1,970,193

Total Investments in Securities (Cost: $9,781,394)(e)			$10,159,366

The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.
Notes to Portfolio of Investments
ADR — American Depositary Receipt

(a)	All securities are valued at the close of business of the New York Stock Exchange (NYSE). Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price from the primary exchange. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise

Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.
Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.
(b)	Non-income producing.

(c)	Foreign security values are stated in U.S. dollars. At Nov. 30, 2010, the value of foreign securities, excluding short-term securities, represented 20.04% of net assets.

(d)	Affiliated Money Market Fund — The Fund may invest its daily cash balance in Columbia Short-Term Cash Fund, a money market fund established for the exclusive use of funds and other institutional clients of Columbia Management. The rate shown is the seven-day current annualized yield at Nov. 30, 2010.

(e)	At Nov. 30, 2010, the cost of securities for federal income tax purposes was approximately $9,781,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$465,000
Unrealized depreciation	(87,000)

Net unrealized appreciation	$378,000

Fair Value Measurements
Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in footnote (a) in the Notes to Portfolio of Investments.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The following table is a summary of the inputs used to value the Fund’s investments as of Nov. 30, 2010:

	Fair value at Nov. 30, 2010
	Level 1	Level 2
	quoted prices	other	Level 3
	in active	significant	significant
	markets for	observable	unobservable
Description(a)	identical assets	inputs(b)	inputs	Total

Equity Securities
Common Stocks
Chemicals	$408,786	$122,700	$—	$531,486
Commercial Services & Supplies	—	174,631	—	174,631
Diversified Consumer Services	—	199,561	—	199,561
Health Care Providers & Services	—	171,872	—	171,872
Hotels, Restaurants & Leisure	—	23,250	—	23,250
Insurance	—	143,644	—	143,644
Oil, Gas & Consumable Fuels	307,173	201,983	—	509,156
Real Estate Management & Development	76,518	174,491	—	251,009
All Other Industries	5,137,339	—	—	5,137,339
Preferred Stocks
Automotive	—	213,143	—	213,143
All Other Industries	494,346	—	—	494,346

Total Equity Securities	6,424,162	1,425,275	—	7,849,437

Bonds
Corporate Debt Securities	—	339,736	—	339,736

Total Bonds	—	339,736	—	339,736

Other
Affiliated Money Market Fund(c)	1,970,193	—	—	1,970,193

Total Other	1,970,193	—	—	1,970,193

Investments in Securities	8,394,355	1,765,011	—	10,159,366

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

(c)	Money market fund that is a sweep investment for cash balances in the Fund at Nov. 30, 2010.

Item 2. Control and Procedures.
(a) The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-Q is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.
(b) There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 3. Exhibits.
Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant)                     RiverSource Series Trust

By	/s/ J. Kevin Connaughton J. Kevin Connaughton
President and Principal Executive Officer
Date January 21, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ J. Kevin Connaughton J. Kevin Connaughton
President and Principal Executive Officer
Date January 21, 2011

By	/s/ Michael G. Clarke Michael G. Clarke
Chief Financial Officer
Date January 21, 2011